SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EXX INC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXX INC

Suite 689

1350 East Flamingo Road,

Las Vegas, Nevada 89119

(702) 598-3223

NOTICE OF ANNUAL MEETING OF

CLASS A and CLASS B STOCKHOLDERS

To be held on May 22, 2003

To the Stockholders:

The Annual Meeting of Stockholders of EXX INC (the “Company”) will be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey at 5:00 p.m. (local time) on Thursday, May 22, 2003 for the following purposes:

(1) To elect one (1) Class A director and three (3) Class B directors to serve for a one-year term and thereafter until their respective successors are elected and qualified, as provided in the Company’s By-Laws; and

(2) To transact such other business as may properly come before the annual meeting or before any adjournments of the meeting.

The Board of Directors has fixed the close of business on April 14, 2003 as the record date for the determination of Class A and Class B Stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

A form of proxy and the proxy statement respecting the annual meeting are enclosed.

You are cordially invited to attend the annual meeting in person. Whether or not you plan to attend, you are urged to promptly MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) in the accompanying envelope. Return of your proxy will not deprive you of your right to vote your shares in person at the meeting.

By Order of the Board of Directors,

David A. Segal Chairman of the Board, Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

April 17, 2003

EXX INC

Suite 689

1350 East Flamingo Road

Las Vegas, Nevada 89119

(702) 598-3223

PROXY STATEMENT

Annual Meeting of Class A and Class B Stockholders

May 22, 2003

This proxy statement and the accompanying form of proxy are first being mailed or given to Stockholders on or about April 30, 2003.

SOLICITATION AND REVOCATION OF PROXY

Solicitation

This proxy statement and the accompanying form of proxy are being furnished to the Stockholders of EXX INC (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company with respect to the Company’s annual meeting of Stockholders to be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey at 5:00 p.m. (local time) on Thursday, May 22, 2003 and any adjournments of the meeting.

The Company will bear all expenses incurred in connection with this solicitation of proxies. In addition to soliciting proxies by use of the mails, the directors, officers and regular employees of the Company may solicit proxies by telephone, facsimile or personal interview. The Company may also reimburse brokers, banks, and other nominees for their reasonable expenses incurred in forwarding proxy materials.

Revocation of Proxy

Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised, by filing with the Company either (1) an instrument revoking it or (2) a duly executed proxy bearing a later date. The proxy will be suspended if the person granting the proxy is present at the annual meeting and elects to vote his or her shares in person.

VOTING SECURITIES AND QUORUM

Voting Securities

A plurality of the votes cast of the applicable class of common stock represented (in person or by proxy) at the annual meeting is required for the election of directors, which generally means that the nominees with the highest vote totals will be elected as directors in the manner discussed in “Election of Directors.”

Only Stockholders of record at the close of business on April 14, 2003 will be entitled to notice and to vote at the annual meeting and at any adjournments of the meeting. As of April 14, 2003, 10,412,307 shares of the Company’s Class A common stock, par value $.01 per share (“Class A”), and 608,093 shares of the Company’s Class B common stock, par value $.01 per share (“Class B”), were outstanding. Each share of Class A or Class B common stock will be entitled to one vote for each director to be elected by that class.

Stockholders of record at the close of business on April 14, 2003 may vote by: (1) written proxy by signing and returning the enclosed proxy card, in which case the shares represented will be voted in accordance with the terms of the proxy, unless subsequently revoked by the Stockholder at the annual meeting, or (2) in person at the annual meeting.

Quorum

A quorum will require the presence (in person or by proxy) of a majority of shares issued and outstanding of each class at the annual meeting.

If a stockholder withholds authority to vote for a director nominee or nominees with respect to his or her shares of common stock, those shares will be counted as present for the purpose of determining the presence of a quorum for transacting business at the meeting. As a result, a designation on the proxy that you are “withholding authority” for a director nominee or nominees will not have an effect on the results of the vote for the election of directors. Proxies submitted by brokers that do not indicate a vote for a proposal because they have not discretionary authority and have not received instructions as to how to vote on the proposal (so called “broker non-votes”) will not be considered as represented at the meeting for purposes of a quorum and will not affect the outcome of the vote on the election of directors.

ELECTION OF DIRECTORS

At the annual meeting, the Stockholders will elect a board of four directors, comprising one Class A director and three Class B directors. Under the Company’s Articles of Incorporation, holders of outstanding shares of Class B shares have the right to elect two-thirds of the Company’s directors, or the next rounded number of directors in excess of two-thirds if the number of directors is not divisible by three, and the holders of the outstanding Class A shares have the right to elect the remaining directors of the Company. Each director will serve for a one-year term and thereafter until his successor is elected and qualified, as provided in the Company’s By-Laws. As discussed above, the election of each class of directors requires the affirmative vote of holders of a plurality of the applicable class of common stock represented (in person or by proxy) at the annual meeting, provided a quorum is present.

It is intended that the proxies given to the person named in the enclosed form of proxy will be voted for the election of the nominees for director named below, each of whom is presently a director whose current term is expiring this year. Messrs. Fishman, Perlmutter, Remington and Segal were elected directors by the Stockholders at the last annual meeting of Stockholders. Unless a contrary specification is indicated, the proxy to which this proxy statement relates will be voted for each of said nominees, or, in the event that any such nominee is not available by reason of any unforeseen contingency, then for the balance of the nominees and for such other person(s) as may be designated as a replacement nominee(s) by the remaining directors.

Certain Information and Security Ownership of Management

The following information is given as of March 31, 2003. Except as otherwise indicated, each director nominee has had the same principal occupation or employment during the past five years. Each director has sole voting and dispositive power over the shares indicated as being beneficially owned below. Currently, no director serves as a director of another publicly-held company.

Nominee, Age, Director of the Company Continually Since	Principal Occupation, Positions with the Company	Shares of Common Stock Beneficially Owned				% of Outstanding Common Stock Beneficially Owned
		Class A		Class B		Class A	Class B

Jerry Fishman (1) 55—1984	Director and Vice President of The Fishman Organization Inc. Director of Newcor, Inc.	1,900		100		*	*

Norman H. Perlmutter (2) 62—1984	CPA, private practice Director of Newcor, Inc.	3,800		200		*	*

Frederic Remington (3) 73—1984	Retired; Director of EXX Director of Newcor, Inc.	1,900		100		*	*

David A. Segal (4) 63—1984	Chairman, CEO and CFO of EXX Chairman and Co-CEO of Newcor, Inc.	5,218,882	(5)	274,678	(5)	42.39%	39.79%

All officers, directors and nominees for director of the Company as a group		5,226,482	(5)	275,078	(5)	42.44%	38.85%

*Less than 1/10 of 1%

(Footnotes continued on the following page)

(1)	Mr. Fishman serves on the Company’s Audit Committee and Compensation Committee.

(2)	Mr. Perlmutter assumed his present position as of January 1, 1999. Prior to this date, Mr. Perlmutter was Executive Vice President, Keystone Recovery Service, a Division of Savit Enterprises Inc, a commercial collection agency for a period of five years. Mr. Perlmutter serves on the Company’s Audit Committee and Compensation Committee.

(3)	Mr. Remington served as Chairman of the Board and Vice President of Peerless Tube Co., a manufacturer of aerosol cans and collapsible metal tubes, for over five years before retiring in late January 2003. Mr. Remington serves on the Company’s Audit Committee and Compensation Committee.

(4)	Mr. Segal has been Chairman of the Board, Chief Executive Officer and Chief Financial Officer of EXX for more than the past five years. Previously, Mr. Segal was Chairman of the Board and Chief Executive Officer of SFM Corp. Mr. Segal became Chairman of the Board and Co-Chief Executive Officer of Newcor, Inc. in July 2001. On February 25, 2002, Newcor, Inc. and its subsidiaries filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code, as amended, in the United States Bankruptcy Court for the District of Delaware. On January 31, 2003, the effective date of Newcor, Inc.’s plan of reorganization, Newcor, Inc. ceased to be a stand-alone public reporting company and became a subsidiary of the Company upon the Company’s purchase of 11,877 shares, or 98.975% of the outstanding shares, of common stock of the restructured Newcor, Inc. under its plan of reorganization.

(5)	Includes options to purchase 1,900,000 Class A shares and 100,000 Class B shares of common stock granted by the Company and exercisable within 60 days of March 31, 2003.

Board Meetings and Committees

During 2002, the Company’s Board of Directors met three times. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board does not have a standing nominating committee.

The Audit Committee is currently composed of Messrs. Fishman, Perlmutter and Remington, each of whom are independent as defined in Section 1212(A) of the American Stock Exchange listing standards. The Audit Committee has adopted a written charter, a copy of which is included as Appendix A of this proxy statement. The Audit Committee’s tasks include meeting with the auditors to review the scope, accuracy and results of the audit, making inquiries as to the adequacy of the Company’s accounting, financial and operating controls and preparing the audit committee report included in the Company’s proxy statements. The Audit Committee held one meeting in 2002.

The Compensation Committee is currently composed of Messrs. Fishman, Perlmutter and Remington. The Compensation Committee recommends the compensation level of the Chief Executive Officer and other executive officers and prepares the executive compensation report included in the Company’s proxy statements. The Compensation Committee did not meet during 2002.

Business Relationships with Directors

With the exception of Mr. Segal, who is the Company’s Chairman, Chief Executive Officer and Chief Financial Officer, all directors are independent as that term is defined in Section 1212(A) of the American Stock Exchange listing standards. There are no other business relationships between the Company and its directors that are separately reportable.

Compensation of Directors

Directors who also are employees of the Company (i.e., Mr. Segal) receive no fees for their service as directors or for attendance at Board and committee meetings. Non-employee directors receive $1,000 for each Board meeting attended with a minimum of $4,000 per year. Audit Committee, Compensation Committee and Stock Option Committee members receive an additional $150 for each committee meeting attended. Non-employee directors of Newcor, Inc., our subsidiary, receive either $500 or $1,500 for each Newcor, Inc. Board meeting with a minimum of $10,000 per year. Newcor, Inc. Audit Committee members receive $300 for each committee meeting attended.

HOLDINGS OF COMMON STOCK

The following table and footnote describe holdings of each class of the Company’s common stock as of March 31, 2003, as reported to the Company or as contained in filings made with the Securities Exchange Commission by beneficial owners of more than 5% of the outstanding shares:

	Number of Shares of Common Stock Beneficially Owned				Percent of Outstanding Common Stock Beneficially Owned
	Class A		Class B		Class A	Class B
David A. Segal EXX INC 1350 East Flamingo Road, Suite 689 Las Vegas, Nevada 89119	5,218,882	(1)	274,678	(1)	42.39%	38.79%

Laura L. Bradley (2) P.O. Box 17153 Winston-Salem, North Carolina 27116	1,325,250		69,750		12.73%	11.47%

Lisa M. Bethune (3) 189 Cambridge Street Cambridge, Massachusetts 02141	1,274,450		69,750		12.24%	11.47%

William H. Allen (4) P.O. Box 113 Washington, Illinois 61571	—		38,300		—	6.30%

(1)	Includes options to purchase 1,900,000 Class A shares and 100,000 Class B shares of common stock granted by the Company and exercisable within 60 days of March 31, 2003.
(2)	All information regarding Ms. Bradley is based on (a) Amendment No. 1 to Schedule 13G, relating to Class A common stock, and (b) Amendment No. 1 to Schedule 13G, relating to Class B common stock, each filed with the Securities and Exchange Commission (“SEC”) on August 30, 2000.
(3)	All information regarding Ms. Bethune is based on (a) Schedule 13G, relating to Class A common stock, filed with the SEC on August 11, 2000, (b) Schedule 13G, relating to Class B common stock, filed with the SEC on August 11, 2000, (c) Form 3, relating to Class A common stock, filed with the SEC on April 15, 2003 and (d) Form 4, relating to Class A common stock, filed with the SEC on April 15, 2003.
(4)	All information regarding Mr. Allen is based upon Amendment No. 3 to Schedule 13D filed with the SEC on October 29, 2002 and additional information provided by Mr. Allen to the Company after such date.

COMPENSATION OF OFFICERS AND OTHER INFORMATION

David A. Segal serves at the pleasure of the Board of Directors as provided in the Company’s By-Laws. Biographical information regarding Mr. Segal is presented under “Election of Directors,” above.

The following table provides summary information for salary and bonuses paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer as of December 31, 2002 and for the years ended December 31, 2000, 2001 and 2002. No other executive officer’s total annual salary and bonus exceeded $100,000 in 2002.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Total Salary & Bonus ($)		Other Annual Compensation (1)
David A. Segal Chairman, CEO and CFO of EXX	2002 2001 2000	355,178 339,487 338,372	(2) (2)	65,000 137,000 137,000	420,178 476,487 475,372	(2) (2)	— — —

(Footnotes on the following page)

(1)	Mr. Segal did not receive perquisites or other personal benefits in an amount large enough to require reporting under this column.

(2)	Excludes base salary paid by Newcor, Inc. to Mr. Segal in the amount of $166,667 in 2001, based on an annual salary of $500,000, and $500,000 in 2002. From July 2001 to January 2003, the Company owned approximately 31% of the outstanding common stock of Newcor, Inc. and accounted for that ownership under the equity method.

Executive Employment Contract

Effective October 21, 1994, the Company entered into a 10-year executive employment agreement with Mr. Segal with an option to renew for an additional five years. Under the agreement, Mr. Segal’s base compensation is $300,000 per year with annual increases based on a Consumer Price Index formula. In addition, there is a profit bonus under which Mr. Segal will receive 5% of the consolidated pre-tax earnings of the Company. The agreement also provided an option whereby Mr. Segal could require the Company to purchase all of his common stock in the Company on the date his employment terminated, at the greater of fair market value or $10 per share (prior to adjustment). In 1997, in order to avoid the classification of the shares owned by Mr. Segal as “mezzanine” capital and the reduction to future earnings per share (or increase to future loss per share) which would result with such classification, Mr. Segal agreed to relinquish his contractual right to require the Company to purchase his shares, in exchange for options, granted in 1998, to purchase 1,900,000 Class A and 100,000 Class B shares of common stock at prices equal to, or greater than, the market value at the date of the grant.

Pension Benefits

A subsidiary of the Company has a non-contributory defined benefit pension plan for salaried employees, which was “frozen” by action of the Board of Directors in January 1988. Monthly benefits payable at age 65 are equal to 50% of final average earnings, less 75% of the primary Social Security benefit. “Final average earnings” is the average of the highest consecutive five of the last ten years ended December 31, 1987, and monthly benefits are reduced pro rata for each full year of service less than 30. Benefits are paid on a straight-life annuity basis or in an optional form, which is actuarially equivalent to a life annuity.

Pension Plan Table

	Credited Service
Final Average Earnings	10 years	20 years	30 years
$ 30,000	$5,000	$10,000	$15,000
50,000	8,333	16,667	25,000
70,000	11,667	23,333	35,000
90,000	15,000	30,000	45,000
110,000	18,333	36,667	55,000
130,000	21,667	43,333	65,000

The “Pension Plan Table” reflects estimated annual benefits payable at age 65 on a straight-life annuity basis at various compensation levels and years of service, before being reduced by up to 75% of the retiree’s annual primary Social Security benefit.

With 18 years of service, Mr. Segal is the only executive officer of the Company currently credited under the plan. The estimated final average earnings, based on annual salary and bonus, for Mr. Segal prior to reduction of Social Security Benefits are $98,300.

Stock Options

In 1994, the Company’s Board of Directors adopted and the stockholders approved the EXX INC 1994 Stock Option Plan, which provided for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended, and for the issuance of non-qualified stock options (not intended to qualify under Section 422 of the Code). Pursuant to the plan, 5,000,000 shares of Class A common stock have been reserved for issuance upon the exercise of options to officers, directors, employees and consultants of the Company as either incentive and/or non-qualified options.

The 1994 Stock Option Plan is administered by a committee consisting of two members of the Board of Directors, each of whom is a disinterested person as defined in Rule 16b-3 of the Securities and Exchange Act. The plan committee has the authority to grant options, determine the recipients of said options, the exercise price which is not to be less than fair market value at date of grant, and to make all other determinations deemed necessary or advisable for its administration. The plan also provides that the maximum term of each option is ten years (except that with respect to options granted to persons holding more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be at least equal to 100% of the fair market value and the term cannot exceed five years). The plan also provides certain maximum limits of incentive options that may be granted to an employee within a calendar year.

At December 31, 2002, options to purchase 5,000,000 shares of Class A common stock were available for grant under the 1994 Stock Option Plan. Unless previously terminated the plan shall terminate in 2004.

* * * * *

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is comprised of all members of the Board of Directors, except the Chairman of the Board, who is the Company’s Chief Executive Officer and Chief Financial Officer. There is currently in force a contract entered into in 1994, described under “– Executive Employment Contracts,” which covers the Chief Executive Officer’s compensation.

The Chairman of the Board annually reviews the performance and operating results of the applicable Company subsidiary and determines the other executive officers’ salary and bonus arrangements, subject to the approval of the Board of Directors.

The foregoing report on executive compensation has been approved by all members of the Board of Directors.

Jerry Fishman         Norman H. Perlmutter         Fredric Remington

* * * * *

Notwithstanding anything set forth in any of the Company’s previous filings under the Securities Exchange Act 1934 which might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

Mr. Segal, the Company’s Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer and the Chairman of the Board of Directors and Co-Chief Executive Officer of Newcor, Inc., a subsidiary of the Company, is the current Chairman of the Company’s Compensation Committee.

STOCK PRICE PERFORMANCE GRAPH

The following line graph compares cumulative five-year return to stockholders of the Company on an indexed basis to the Standard & Poor’s (“S&P”) Midcap Index and the S&P 400 Electrical Components and Equipment Index. The information set forth covers the period from year-end 1997 through year-end 2002 and assumes the investment of $100 in December 1997 and the monthly reinvestment of dividends.

(GRAPH APPEARS HERE)

Annual Return Percentage

	Years Ending
Company/Index	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02
EXX INC – CL A	-40.00	236.67	-55.45	-20.00	33.33
S&P MIDCAP 400 INDEX	19.12	14.72	17.51	-0.60	-14.51
S&P 400 ELECTRICAL COMPONENTS & EQUIPMENT	16.12	41.91	-16.35	1.00	29.87

Indexed Returns

	Years Ending
Company/Index	Base Period Dec-97	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02
EXX INC – CL A	100	60.00	202.00	90.00	72.00	96.00
S&P MIDCAP 400 INDEX	100	119.12	136.65	160.57	159.60	136.44
S&P 400 ELECTRICAL COMPONENTS & EQUIPMENT	100	116.12	164.79	137.85	139.23	180.82

* * * * *

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors operates under a written charter. A copy of this charter is included in this proxy statement as Appendix A. The Audit Committee consists of three “independent” directors: Messrs. Fishman, Perlmutter and Remington. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for 2002 with our management. In addition, the Audit Committee discussed with the Company’s auditors, Rothstein, Kass & Company, P.C., the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee received and discussed with Rothstein, Kass & Company, P.C.’s written disclosures and the letter regarding any significant relationships that could impair Rothstein, Kass & Company, P.C.’s independence (as required by Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with Rothstein, Kass & Company, P.C.’s independence. Based upon the above reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2002 be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule that governs audit committee composition, including the requirement that all audit committee members are “independent” directors, as that term is defined by Section 121(A) of the listing standards of the American Stock Exchange.

Jerry Fishman         Norman H. Perlmutter         Fredric Remington

* * * * *

Notwithstanding anything set forth in any of the Company’s previous filings under the Securities Exchange Act 1934 which might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference into any such filings.

INDEPENDENT PUBLIC ACCOUNTANTS

Rothstein, Kass & Company, P.C., the Company’s independent public accountants for 2002, have also been selected as such for the Company’s current fiscal year. A representative from that firm is expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

Audit Fees

Rothstein, Kass & Company, P.C. billed the Company $62,000 for the 2002 audit and for the reviews of the financial statements included in our quarterly reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002.

Financial Information Systems Design and Implementation Fees

Rothstein, Kass & Company, P.C. did not render to us any services related to financial information systems design and implementation during 2002.

All Other Fees

Rothstein, Kass & Company, P.C. billed the Company $10,000 for tax-related services during 2002.

The Company intends to use Rothstein, Kass & Company, P.C. to provide only audit, audit-related and tax-related services in the future.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of copies of reports received by us pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that during 2002 all filing requirements applicable to its directors, officers and 10% stockholders under Section 16(a) were satisfied, except with respect to Lisa M. Bethune and Laura L. Bradley.

Ms. Bradley has not yet filed initial statements of beneficial ownership of securities on Form 3 with respect to her acquisition of 1,325,250 shares of Class A and 69,750 shares of Class B common stock in July 2000.

Ms. Bethune has not yet filed an initial statement of beneficial ownership of securities on Form 3 with respect to her acquisition of 69,750 shares of Class B common stock in July 2000. As of the end of the fiscal year 2002, Ms. Bethune had not filed an initial statement of beneficial ownership of securities on Form 3 with respect to her acquisition of 1,325,250 shares of Class A common stock in July 2000. However, Ms. Bethune subsequently filed this Form 3 in April 2003.

OTHER BUSINESS

The Company’s Board of Directors knows of no other matters which may come before the annual meeting. However, if any other business should come before the annual meeting, the proxies to which this statement relates will be voted on such matters in accordance with the best judgment of the person authorized therein.

PROPOSALS OF SECURITY HOLDERS

Under the applicable provisions of the proxy regulations of the Securities and Exchange Commission, the Company must receive all proposals of Stockholders to be considered for inclusion in the Company’s proxy statement for the 2004 annual meeting of Stockholders by January 1, 2004. Stockholder proposals that do not appear in the proxy statement may be considered at the 2004 annual meeting only if the Company receives written notice of such proposals by March 16, 2004.

By Order of the Board of Directors,

David A. Segal Chairman of the Board, Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

April 17, 2003

A copy of the Company’s annual report (which includes the Company’s Form 10-K) for the year ended

December 31, 2002, including financial statements, accompanies this proxy statement.

THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

EXX INC

Audit Committee Charter

July 1, 1999

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and of the highest quality.

In carrying out these responsibilities, the audit committee will:

♦	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

♦	Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

♦	Review with the independent auditors, the company’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

♦	Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

♦	Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

♦	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and the content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

A-1

♦	Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

♦	Review accounting and financial human resources and succession planning within the company.

♦	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the board of directors.

♦	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

* * * * *

A-2

EXX INC

Suite 689

1350 East Flamingo Road,

Las Vegas, Nevada 89119

(702) 598-3223

SUPPLEMENT

TO

NOTICE OF ANNUAL MEETING OF

CLASS A and CLASS B STOCKHOLDERS

To be held on May 22, 2003

To the Stockholders:

This Supplement to Notice of Annual Meeting of Class A and Class B Stockholders supplements certain information contained in the Notice of Annual Meeting of Class A and Class B Stockholders dated April 17, 2003. The Annual Meeting of Stockholders of EXX INC (the “Company”) will be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey at 5:00 p.m. (local time) on Thursday, May 22, 2003 for the following purposes:

(1)  To elect one (1) Class A director and three (3) Class B directors to serve for a one-year term and thereafter until their respective successors are elected and qualified, as provided in the Company’s By-Laws;

(2)  To consider and vote upon a proposal to approve the performance award to David A. Segal, the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company, of: (a) 250,000 shares of the Company’s Class B common stock; (b) options to purchase an aggregate of 1,900,000 shares of the Company’s Class A common stock; and (c) options to purchase 100,000 shares of the Company’s Class B common stock; and

(3)  To transact such other business as may properly come before the annual meeting or before any adjournments of the meeting.

The Board of Directors has fixed the close of business on April 14, 2003 as the record date for the determination of Class A and Class B Stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

A form of proxy and the proxy statement respecting the annual meeting are enclosed.

You are cordially invited to attend the annual meeting in person. Whether or not you plan to attend, you are urged to promptly MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) in the accompanying envelope. Return of your proxy will not deprive you of your right to vote your shares in person at the meeting.

By Order of the Board of Directors,

David A. Segal
Chairman of the Board, Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

April 24, 2003

EXX INC

Suite 689

1350 East Flamingo Road

Las Vegas, Nevada 89119

(702) 598-3223

SUPPLEMENT

TO

PROXY STATEMENT DATED APRIL 17, 2003

Annual Meeting of Class A and Class B Stockholders

May 22, 2003

This Supplement to Proxy Statement (this “Supplement”) supplements certain information contained in the Proxy Statement dated April 17, 2003 being furnished to the Stockholders of EXX INC (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company with respect to the Company’s annual meeting of Stockholders to be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey at 5:00 p.m. (local time) on Thursday, May 22, 2003 and any adjournments of the meeting. The information contained in this Supplement shall be deemed to be a part of and should be read in conjunction with the additional information contained in the Proxy Statement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Proxy Statement.

PROPOSAL 2:  TO APPROVE THE PERFORMANCE AWARD TO DAVID A. SEGAL OF:

(a) 250,000 SHARES OF CLASS B COMMON STOCK;

(b) OPTIONS TO PURCHASE 1,900,000 SHARES OF CLASS A COMMON STOCK; AND

(c) OPTIONS TO PURCHASE 100,000 SHARES OF CLASS B COMMON STOCK

The Company’s Stockholders are being asked to consider and vote upon a proposal to approve the performance award to David A. Segal, the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company, of: (a) 250,000 shares of the Company’s Class B common stock; (b) options to purchase an aggregate of 1,900,000 shares of the Company’s Class A common stock; and (c) options to purchase an aggregate of 100,000 shares of the Company’s Class B common stock. This performance award was approved on April 24, 2003 by certain members of the Board of Directors and the Compensation Committee, i.e., Messrs. Fishman, Perlmutter and Remington, with Mr. Segal abstaining from the vote and related discussions, subject to stockholder approval.

The approval of this performance award requires the affirmative vote of the holders of at least a majority of each of the Class A and Class B shares of common stock present at the annual meeting in person or by proxy.

Summary of Performance Award

The performance award will award Mr. Segal 250,000 shares of restricted Class B common stock, which stock will be subject to the terms and conditions of a bonus award agreement to be entered into by the Company and Mr. Segal. Mr. Segal will be fully vested in the 250,000 shares of restricted Class B common stock as of the grant date, April 24, 2003, subject to Stockholder approval. Mr. Segal will also be entitled to vote the shares and to receive all dividends and other distributions made in respect of the Class B common stock from the date of the grant. Mr. Segal’s shares can not be registered under applicable securities laws and, accordingly, transfer of the shares will be restricted.

The performance award will also grant Mr. Segal options which will entitle him to purchase 1,900,000 shares of Class A and 100,000 shares of Class B common stock. These options are nonqualified stock options and will be subject to the terms and conditions of an award agreement to be entered into by the Company and Mr. Segal. Subject to Stockholder approval, the options granted to Mr. Segal will be fully vested and exercisable as of the grant date, April 24, 2003. Mr. Segal may exercise these options to purchase Class A shares of common stock at an exercise price of $.89 per share, and Class B shares of common stock for a price of $1.15 per share, which was the closing selling price per share on the American Stock Exchange on the grant date. These options expire on December 31, 2013.

In 1998, Mr. Segal received options to purchase 1,900,000 Class A and 100,000 Class B shares of common stock of the Company in exchange for his agreement to relinquish certain contractual rights that he held under his executive employment agreement with the Company dated as of October 21, 1994. Those options expired before Mr. Segal exercised such options. The members of Board of Directors and Compensation Committee named above believe that, in order to preserve Mr. Segal’s financial incentive to further the Company’s future progress and to award Mr. Segal for his role in the Company’s successful acquisition of Newcor, Inc. in January 2003, which acquisition has substantially contributed to the historical and expected revenues and net income of the Company, it is in the best interest of the Company and its Stockholders to grant Mr. Segal this performance award.

Federal Income Tax Consequences

Mr. Segal will realize ordinary income upon the grant of the Class B shares of common stock and the Company will be entitled to a deduction at such time.

Mr. Segal will not realize income upon the grant of the nonqualified stock options to purchase 1,900,000 Class A and 100,000 Class B shares of common stock, and the Company will not be entitled to a deduction at such time. Upon Mr. Segal’s exercise of these nonqualified stock options, he will recognize the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price of $.89, with respect to Class A options, and $1.15, with respect to Class B options, as ordinary income as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

New Plan Benefits

No other Company employee, officer, director nominee, director, associate of any such director or person was awarded shares, or options to purchase shares, of Class A or Class B common stock of the Company in connection with the performance award.

2003 Performance Award

	Dollar Value ($)		Number of Class B Options to Purchase Shares of and Shares of Restricted Class B Common Stock, combined	Number of Options to Purchase Shares of Class A Common Stock
David Segal, Chairman, Chief Executive Officer and Chief Financial Officer	$2,093,500	(1)	350,000	1,900,000
Executive Group	2,093,500	(1)	350,000	1,900,000
Non-Executive Director Group	—		—	—
Non-Executive Officer Employee Group	—		—	—

(1)	The dollar value is based on the closing selling price per share of $.89, with respect to the Company’s Class A common stock, and $1.15, with respect to the Company’s Class B common stock reported on the American Stock Exchange on April 24, 2003.

Equity Compensation Plan Information

As of April 24, 2003, except for the proposed performance award to Mr. Segal, there are no outstanding options, warrants or rights to acquire shares of the Company’s Class A or Class B common stock.

*****

        Our board of directors recommends a vote “FOR” the proposal to approve the performance award to David A. Segal of: (a) 250,000 shares of Class B shares of common stock; (b) options to purchase 1,900,000 shares of Class A common stock; and (c) options to purchase 100,000 shares of Class B common stock.

By Order of the Board of Directors,

David A. Segal
Chairman of the Board, Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

April 24, 2003

EXX INC

CLASS A STOCKHOLDER PROXY

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting to be held on May 22, 2003

P R O X Y

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the annual meeting of Stockholders of EXX INC to be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey, at 5:00 p.m. on, Thursday, May 22, 2003, and at any adjournments thereof, on all matters coming before said meeting.

Dated: 2003

Signature of Stockholder
This Proxy Must be Signed Exactly
As Name Appears Hereon.

Executors, administrators, trustees, etc., should give title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. (over)

(continued from other side)

This Proxy will be voted in accordance with the instructions given herein. If no instructions are indicated, this proxy will be voted: (1) “for” the election of the nominee for director; (2) “for” proposal number 2 (described below); and (3) with respect to any other business which may come before the meeting or any adjournments thereof, in the judgment of the person named proxy herein.

1.	ELECTION OF DIRECTOR (Mark only one)
Nominee: Norman H. Perlmutter

☐	VOTE FOR the nominee listed above.

☐	VOTE WITHHELD from the nominee listed above.

2.	TO APPROVE the performance award to David A. Segal of: (a) 250,000 shares of Class B common stock; (b) options to purchase 1,900,000 shares of Class A common stock; and (c) options to purchase 100,000 shares of Class B common stock. (Mark only one)

☐	VOTE FOR this proposal

☐	VOTE AGAINST this proposal

☐	ABSTAIN

3.	In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EXX INC

CLASS B STOCKHOLDER PROXY

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting to be held on May 22, 2003

P R O X Y

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the annual meeting of Stockholders of EXX INC to be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey, at 5:00 p.m. on, Thursday, May 22, 2003, and at any adjournments thereof, on all matters coming before said meeting.

Dated: 2003

Signature of Stockholder
This Proxy Must be Signed Exactly
As Name Appears Hereon.

Executors, administrators, trustees, etc., should give title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. (over)

(continued from other side)

This Proxy will be voted in accordance with the instructions given herein. If no instructions are indicated, this proxy will be voted: (1) “for” the election of the nominees for director; (2) “for” proposal number 2 (described below); and (3) with respect to any other business which may come before the meeting or any adjournments thereof, in the judgment of the person named proxy herein.

1.	ELECTION OF DIRECTORS (Mark only one)
Nominees: Jerry Fishman, Frederic Remington and David A. Segal

☐	VOTE FOR all nominees listed above, except vote withheld from following nominees (if any):

☐	VOTE WITHHELD from all nominees

2.	TO APPROVE the performance award to David A. Segal of: (a) 250,000 shares of Class B common stock; (b) options to purchase 1,900,000 shares of Class A common stock; and (c) options to purchase 100,000 shares of Class B common stock. (Mark only one)

☐	VOTE FOR this proposal

☐	VOTE AGAINST this proposal

☐	ABSTAIN

3.	In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE